UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

Zedge, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37782	26-3199071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1178 Broadway, Ste. 1450 (3rd Floor) New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 577-3424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	ZDGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) Zedge, Inc.’s (the “Company”) Annual Meeting of Stockholders was held on January 15, 2025 (the “Meeting”). Stockholders voted on the matters set forth below.

(b)(1) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the election of each of the Board of Directors nominees named in the Proxy Statement of the Company.

The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
Mark Ghermezian	1,847,912	157,316	1,047	365,511	77.91
Elliot Gibber	1,860,453	144,562	1,259	365,511	78.44
Howard Jonas	1,994,707	10,564	1,005	365,511	84.10
Michael Jonas	1,933,162	72,051	1,063	365,511	81.51
Paul Packer	1,860,462	144,547	1,266	365,511	78.44
Gregory Suess	1,999,023	5,987	1,266	365,511	84.28

(2) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the approval of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2025.

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
2,362,575	911	8,300	0	99.61

(3) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the approval of an amendment to the Company’s 2016 Stock Option and Incentive Plan (the “Plan”) that would, among other things, increase the number of shares of the Company’s Class B common stock available for the grant of awards thereunder by 100,000.

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
1,819,633	184,837	1,805	365,511	76.72

(4) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the approval of an advisory vote on the compensation of the Named Executive Officers.

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
1,987,212	16,754	2,309	365,511	83.79

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEDGE, INC.

By:	/s/ Jonathan Reich
Name:	Jonathan Reich
Title:	Chief Executive Officer

Dated: January 17, 2025

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